UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

Tenax Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34600	26-2593535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Glen Lennox Drive, Suite 300

Chapel Hill, North Carolina 27517

(Address of principal executive offices) (Zip Code)

919-855-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 25, 2024, Tenax Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, stockholders of the Company approved Amendment No. 2 to the Company’s 2022 Stock Incentive Plan (the “Stock Plan Amendment”) increasing the number of shares of the Company’s common stock authorized for issuance under the 2022 Stock Incentive Plan to a total of 8,336,600 shares, representing an increase of 7,935,912 shares. The Company’s Board of Directors (the “Board”) approved the Stock Plan Amendment on September 6, 2024, subject to stockholder approval.

You can find a summary of the principal features of the Stock Plan Amendment in the definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on September 27, 2024 (the “Proxy Statement”), under the heading “Proposal One – Approval of Amendment No. 2 to the Tenax Therapeutics, Inc. 2022 Stock Incentive Plan”. The summary of the Stock Plan Amendment contained in the Proxy Statement is qualified in its entirety by the full text of the Stock Plan Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon at the Special Meeting and the final voting results with respect to each such proposal are set forth below.

The stockholders approved the Stock Plan Amendment, as described in Item 5.02(e) above. The vote for this proposal was 1,176,335 shares for, 157,003 shares against, 3,849 shares abstaining, and no broker non-votes.

The stockholders also voted to approve the adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies, if there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Stock Plan Amendment (the “Adjournment Proposal”). The vote for the Adjournment Proposal was 1,194,879 shares for, 139,002 shares against, 3,306 shares abstaining, and no broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Tenax Therapeutics, Inc. 2022 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2024	Tenax Therapeutics, Inc.

	By:	/s/ Christopher T. Giordano
Christopher T. Giordano
President and Chief Executive Officer

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